                                                                   EXHIBIT 10.13

INVESTOR WARRANT
                                                 Number of Warrants Represented
                                                   By This Certificate: 376,000
                                                       Dated: DECEMBER 31, 1998


                       WARRANTS TO PURCHASE COMMON SHARES
                                       OF
                      Advanced Systems International, Inc.

THIS IS TO CERTIFY THAT, TEMPLE SECURITIES LTD. (the "Warrant Holder") has the right to purchase from Advanced Systems International, Inc. (the "Corporation"), upon and subject to the terms and conditions set forth below one (1) fully paid and non-assessable share of the Corporation's Common Shares ("Shares") for each one (1) warrant represented hereby at the price of U.S.$0.75 per Share (the "Exercise Price") for a period ended DECEMBER 31, 2000 (the "Expiry Date").

The right to purchase Shares may only be exercised by the Warrant Holder. Further, this Warrant may be exercised only prior to the Expiry Date, and only by the Warrant Holder: (a) duly completing and executing the subscription form as attached hereto as Schedule "A", in the manner therein indicated; (b) surrendering this warrant certificate to the Corporation at its designated office (Advanced Systems International, Inc., 23500 Telegraph Rd Ste 445, Southfield, Michigan, 48034); and (c) paying the appropriate purchase price for the Shares being purchased, by certified check payable to or to the order of the Corporation.

Upon surrender and payment, the Corporation will issue to the Warrant Holder the number of Shares subscribed for, and will issue a new Warrant Certificate for any remaining Warrant rights. However, the Corporation shall not be required to issue or deliver any Shares upon exercise of this Warrant unless such issuance, in the opinion of the Corporation's counsel, is permitted under all applicable federal and state securities registration requirements. The Corporation may require the holder to represent and agree in writing that if such Shares are issuable under an exemption from registration requirements, the Shares will be "restricted". The Warrant Holder shall not have the rights of a shareholder with respect to the Shares until certificates evidencing the Shares have been issued and delivered to the Warrant Holder.

If prior to the Expiry Date the Shares then subject to this Warrant are affected by any recapitalization, merger, consolidation, reorganization, stock dividend, stock split or other change in capitalization affecting the common stock of the Corporation, the Corporation will appropriately adjust the number and kind of Shares covered by this Warrant and the Exercise Price per share as is necessary to prevent dilution or the enlargement of rights which might otherwise result.

THE WARRANT HOLDER, BY ACCEPTANCE OF THIS WARRANT CERTIFICATE, AGREES THAT THE WARRANTS REPRESENTED HEREBY AMD ALL RIGHTS HEREUNDER ARE NON-TRANSFERABLE AND ANY SHARES ACQUIRED BY THE WARRANT HOLDER PURSUANT TO THIS WARRANT CERTIFICATE ARE NOT TO BE SOLD BY THE WARRANT HOLDER, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE SECURITIES LEGISLATION OF THE JURISDICTION IN WHICH SUCH TRANSFER OR SALE TAKES PLACE.

IN WITNESS WHEREOF, THE CORPORATION has caused this Warrant Certificate to be issued by its duly authorized agent as of DECEMBER 31, 1998.


                                            Advanced Systems International, Inc.


                                            By:
                                               --------------------------------
                                                  Gerald A. Pesut, President

                                  SCHEDULE "A"

                       WARRANTS TO PURCHASE COMMON SHARES
                     OF ADVANCED SYSTEMS INTERNATIONAL, INC.

                                SUBSCRIPTION FORM

To:      Advanced Systems International, Inc.
         23500 Telegraph Rd Ste 445
         Southfield, Michigan 48034

The undersigned holder of the within Warrant Certificate hereby irrevocably subscribes for _________ Common Shares of ADVANCED SYSTEMS INTERNATIONAL, INC. (the "Corporation") pursuant to the within Warrant Certificate at the Exercise Price per share specified in the said Warrant Certificate and encloses herewith a certified check payable to the order of the Corporation in payment of the subscription price therefor.


DATED this                   day of                  ,        .



                                     NAME:
                                                --------------------------------
                                     Signature:
                                                --------------------------------
                                     Address :
                                                --------------------------------

                                                --------------------------------

[ ]      Please check box if these share certificates are to be delivered at the office where this Warrant Certificate is surrendered, failing which the share certificates will be mailed to the subscriber at the address set out above.

If any Warrants represented by this Warrant Certificate are not being exercised, a new Warrant Certificate will be issued and delivered with the share certificates.

INVESTOR WARRANT

                                                 Number of Warrants Represented
                                                     By This Certificate: 72975
                                                       Dated: DECEMBER 31, 1998


                       WARRANTS TO PURCHASE COMMON SHARES
                                       OF
                      ADVANCED SYSTEMS INTERNATIONAL, INC.

THIS IS TO CERTIFY THAT, TEMPLE SECURITIES LTD. (the "Warrant Holder") has the right to purchase from ADVANCED SYSTEMS INTERNATIONAL, INC. (the "Corporation"), upon and subject to the terms and conditions set forth below one (1) fully paid and non-assessable share of the Corporation's Common Shares ("Shares") for each one (1) warrant represented hereby at the price of U.S.$0.625 per Share (the "Exercise Price") for a period ended DECEMBER 31, 1999 (the "Expiry Date").

The right to purchase Shares may only be exercised by the Warrant Holder. Further, this Warrant may be exercised only prior to the Expiry Date, and only by the Warrant Holder: (a) duly completing and executing the subscription form as attached hereto as Schedule "A", in the manner therein indicated; (b) surrendering this warrant certificate to the Corporation at its designated office (Advanced Systems International, Inc., 23500 Telegraph Rd Ste 445, Southfield, Michigan, 48034); and (c) paying the appropriate purchase price for the Shares being purchased, by certified check payable to or to the order of the Corporation.

Upon surrender and payment, the Corporation will issue to the Warrant Holder the number of Shares subscribed for, and will issue a new Warrant Certificate for any remaining Warrant rights. However, the Corporation shall not be required to issue or deliver any Shares upon exercise of this Warrant unless such issuance, in the opinion of the Corporation's counsel, is permitted under all applicable federal and state securities registration requirements. The Corporation may require the holder to represent and agree in writing that if such Shares are issuable under an exemption from registration requirements, the Shares will be "restricted". The Warrant Holder shall not have the rights of a shareholder with respect to the Shares until certificates evidencing the Shares have been issued and delivered to the Warrant Holder.

If prior to the Expiry Date the Shares then subject to this Warrant are affected by any recapitalization, merger, consolidation, reorganization, stock dividend, stock split or other change in capitalization affecting the common stock of the Corporation, the Corporation will appropriately adjust the number and kind of Shares covered by this Warrant and the Exercise Price per share as is necessary to prevent dilution or the enlargement of rights which might otherwise result.

THE WARRANT HOLDER, BY ACCEPTANCE OF THIS WARRANT CERTIFICATE, AGREES THAT THE WARRANTS REPRESENTED HEREBY AMD ALL RIGHTS HEREUNDER ARE NON-TRANSFERABLE AND ANY SHARES ACQUIRED BY THE WARRANT HOLDER PURSUANT TO THIS WARRANT CERTIFICATE ARE NOT TO BE SOLD BY THE WARRANT HOLDER, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE SECURITIES LEGISLATION OF THE JURISDICTION IN WHICH SUCH TRANSFER OR SALE TAKES PLACE.

IN WITNESS WHEREOF, THE CORPORATION has caused this Warrant Certificate to be issued by its duly authorized agent as of DECEMBER 31, 1998.


                                            Advanced Systems International, Inc.


                                             By:
                                                --------------------------------
                                                   Gerald A. Pesut, President

                                  SCHEDULE "A"

                       WARRANTS TO PURCHASE COMMON SHARES
                     OF ADVANCED SYSTEMS INTERNATIONAL, INC.

                                SUBSCRIPTION FORM

To:      Advanced Systems International, Inc.
         23500 Telegraph Rd Ste 445
         Southfield, Michigan 48034

The undersigned holder of the within Warrant Certificate hereby irrevocably subscribes for _________ Common Shares of ADVANCED SYSTEMS INTERNATIONAL, INC. (the "Corporation") pursuant to the within Warrant Certificate at the Exercise Price per share specified in the said Warrant Certificate and encloses herewith a certified check payable to the order of the Corporation in payment of the subscription price therefor.


DATED this                   day of                  ,        .



                                    NAME:
                                                --------------------------------
                                    Signature:
                                                --------------------------------
                                    Address:
                                                --------------------------------

                                                --------------------------------

[ ]      Please check box if these share certificates are to be delivered at the office where this Warrant Certificate is surrendered, failing which the share certificates will be mailed to the subscriber at the address set out above.

If any Warrants represented by this Warrant Certificate are not being exercised, a new Warrant Certificate will be issued and delivered with the share certificates.